Exhibit 99.1

2008 FBR Capital Markets Fall Investor Conference December 2, 2008

2 DiamondRock at a Glance(1) Investment Highlights: • Strong Balance Sheet • Experienced Management Team • Quality Portfolio Concentrated in Key Gateway Cities • Marriott Sourcing Relationship • Aggressive Asset Management Portfolio Statistics: # of Hotels: 20 # of Rooms: 9,586 Occupancy: 71.5% Average Daily Rate: $179.79 RevPAR: $128.61 Adjusted EBITDA:$178 million Market Valuation (in 000s): Share Price (11/18/08): $3.33 Shares Outstanding: 91,111 Market Capitalization: $303,400 Net Debt: $874,921 Enterprise Value: $1,178,321 EV / EBITDA: 6.62x Implied NOI Cap Rate: 13.7% Price / FFO per Share: 2.3x Price per Key: $123 Leverage Statistics: Net Debt / Asset Value(2): 42% Net Debt / EBITDA: 4.9x Fixed Charge Coverage: 2.9x (1) Operating and leverage statistics based on midpoint of guidance range as of 9/05/08. (2) Calculated according to the methodology outlined in our corporate credit facility.

3 Company History • Formed in mid-2004 with $210 million private placement of common stock, including $30 million investment by Marriott International. – Acquired 7 hotels between October 2004 and January 2005. • Raised over $310 million in May 2005 Initial Public Offering. – Acquired 8 hotels between June 2005 and December 2005. • Follow-on Offering in March 2006 raised $250 million. – Acquired Chicago Marriott Downtown and Westin Atlanta North. • Raised $100 million in September 2006 offering. – Acquired 3 hotels in November and December 2006. • Follow-on Offering in January 2007 raised over $330 million. – Acquired Westin Boston Waterfront Hotel.

4 Experienced Management Team Mark Brugger, Chief Executive Officer – A founder of DiamondRock Hospitality – Over 15 years of real estate experience – Extensive lodging and finance experience at Marriott – Other experience in land development and investment sales John Williams, President and Chief Operating Officer – A founder of DiamondRock Hospitality – Former Head of Marriott North American Development – Industry Leader with over 25 years experience – Developed over 100,000 hotel rooms Sean Mahoney, Chief Financial Officer – Integral member of DiamondRock management since formation – 15 years of professional services experience supporting all REIT classes – Detailed knowledge of Accounting and Finance

5 Portfolio Overview DiamondRock owns a diversified portfolio of premium branded hotels concentrated in key gateway cities and destination resorts. Market Concentration (% of EBITDA) Brand Concentration (% of EBITDA)

6 DiamondRock Strategy for 2009 • Defend the balance sheet – Asset sales at right prices – Minimize capital expenditures – Evaluate dividend policy • Focused Asset Management – Emphasize cost containment at property level – Implement corporate energy efficiency initiatives – Assess additional ROI opportunities • Position Company for Future Value Creation Opportunities – Leverage Marriott relationship to establish “distressed” fund or JV – Opportunistically sell select assets – Finance or refinance hotels to create more dry powder – Investigate off-market acquisitions via industry relationships

7 2009 Outlook • Macro-Environment – Economy in recession impacting demand – Supply growth at long-term average (after years of below average supply growth) – Declining RevPAR (Marriott “at best” -3%) • DiamondRock Group Booking Pace +5.6% (as of Q3 2008) • Westin Boston – Double the meeting space – Very strong group booking pace (+40% over same time last year) • Chicago Marriott / Conrad – Marriott to benefit from renovation – Near record “bookings” at McCormick Place • Worthington Renaissance – Omni convention hotel to open with potentially significant impact

8 RevPAR: Historical Perspective DiamondRock has not provided specific 2009 guidance. To provide some historical perspective, presented below are RevPAR and GDP figures during the previous two downturns. Note: DRH Portfolio RevPAR represents properties reporting data to Smith Travel at the time of measurement.

9 Storylines for 2010 and beyond • Distressed Assets Create Growth Opportunities – “New” credit standards create refinancing risk for overleveraged hotels – Developers have difficulty obtaining permanent financing due to lack of cash flow in poor operating environment • Limited supply expected – Many 2010 projects expected to be delayed or cancelled – Lack of new construction financing presents positive supply / demand imbalance for 2011 and 2012 • Employee Free Choice Act – Potentially increased unionization of hotels creates bottom-line issues • Market concentrations – Concentration in gateway markets could lead economic recovery

10 DiamondRock’s Unsecured Properties(1) Westin Boston Waterfront ADR: $202.76 Occupancy: 69.1% RevPAR: $140.03 EBITDA: $21.0mm Torrance Marriott ADR: $123.60 Occupancy: 78.6% RevPAR: $97.17 EBITDA: $6.9mm Westin Atlanta ADR: $141.84 Occupancy: 58.7% RevPAR: $83.26 EBITDA: $4.8mm Marriott Alpharetta ADR: $147.37 Occupancy: 59.6% RevPAR: $87.86 EBITDA: $4.4mm Vail Marriott ADR: $236.12 Occupancy: 65.2% RevPAR: $154.04 EBITDA: $8.0mm Conrad Chicago ADR: $242.00 Occupancy: 74.7% RevPAR: $180.67 EBITDA: $8.1mm Renaissance Sonoma ADR: $228.87 Occupancy: 68.6% RevPAR: $157.00 EBITDA: $3.9mm Oak Brook Hills Marriott ADR: $132.58 Occupancy: 50.3% RevPAR: $66.74 EBITDA: $4.6mm (1) Operating statistics based on the midpoint of guidance as of 9/05/08.

11 Balance Sheet(1) Balance Sheet Highlights • Limited Near Term Maturities • Flexible Capital Structure – No Preferred Equity or OP units • Eight unencumbered assets Leverage Statistics: Net Debt / Asset Value: 42% Net Debt / EBITDA: 4.9x Fixed Charge Coverage: 2.9x Fixed / Floating Ratio: 91% / 9% Average Interest Rate: 5.44% Average Maturity: 6.5 years (1) Balance sheet metrics based on the midpoint of guidance as of 9/05/08. Debt Maturity Schedule ($mm)

12 Questions?

13 Safe Harbor • Certain statements made during this presentation are forward-looking and are subject to risks and uncertainties. Many of these risks and uncertainties are discussed in the prospectus supplement and in the Company’s filings with the Securities and Exchange Commission, all of which you should carefully review. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to us. Actual results could differ materially from the forward-looking statements made during this presentation. When we use the words “believe,” “expect,” “anticipate,” “plan,” “will,” “intend” or other similar expressions, we are identifying forward-looking statements. The forward-looking statements made during this presentation are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995.